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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2006


                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-31797                  03-0366218
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)         Identification Number)


                1050 Buckingham St., Watertown, Connecticut 06795
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (860) 945-0661


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)   Previous independent registered public accounting firm

     Effective June 13, 2006, Vermont Pure Holdings, Ltd., a Delaware corporation, dismissed Deloitte & Touche LLP ("Deloitte") as the Registrant's independent accountants. The action was taken by the Audit Committee of the Registrant's Board of Directors.

     Deloitte had been engaged as the Registrant's independent accountants since August 1, 2003. During the two most recent fiscal years and the subsequent interim periods through June 13, 2006, there were no disagreements between Deloitte and the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, or the registrant's predecessor independent accountants, would have caused it to make reference to the subject matter of the disagreement in connection with a report on the Registrant's financial statements. The independent accountant's report for each of the Registrant's past two fiscal years did not contain an adverse opinion or disclaimer of opinion nor was the opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim periods through June 13, 2006, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

     (b)   New independent registered public accounting firm

     On June 13, 2006, Wolf & Company P.C. ("Wolf") was engaged as the Registrant's new independent accountants. During the two most recent years and the interim periods preceding the engagement of Wolf, the Registrant has not consulted with Wolf regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Registrant's financial statements, and either a written report or oral advice was provided to the Registrant by Wolf that Wolf concluded was an important factor considered by the Registrant in reaching a decision as to the auditing, accounting, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of the Securities Act of 1933, as amended) with its previous accountants or constituted a reportable event.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     Number           Title
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     16.1             Letter from Deloitte & Touche LLP
                      (To be filed by amendment)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Vermont Pure Holdings, Ltd.


                                        By: /s/ Bruce S. MacDonald
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                                            Bruce S. MacDonald
                                            Chief Financial Officer


Date: June 19, 2006